UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FERRO CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FERRO RESCHEDULES ANNUAL MEETING OF SHAREHOLDERS TO MAY 22, 2013

CLEVELAND, Ohio—May 10, 2013—Ferro Corporation (NYSE: FOE, the “Company”) today announced that its 2013 Annual Meeting of Shareholders, originally scheduled to be held on May 15, 2013, has been rescheduled and will now be held on May 22, 2013. The meeting will be held at the Posnick Center of Innovative Technology, 7500 East Pleasant Valley Road, Independence, Ohio 44131, and will begin at 9:00 a.m. (Eastern Time).

Shareholders who have not yet voted, or who have previously voted using a white or green proxy card, are asked to please vote on the YELLOW proxy card to be provided by the Company. Any white or green proxy card previously submitted will NOT be voted at the Annual Meeting.

The rescheduling of the Annual Meeting is intended to allow Ferro shareholders additional time to consider their vote and submit the YELLOW proxy card, which identifies the nominees standing for election to the Company’s Board of Directors at the Annual Meeting as Jeffry N. Quinn, David A. Lorber and Ronald P. Vargo.

Valid YELLOW proxies that have already been submitted will continue to be valid unless properly changed or revoked prior to the vote being taken at the Annual Meeting. The record date of March 26, 2013, for the meeting has not been changed.

We encourage shareholders to vote their YELLOW proxy card by telephone or by Internet to ensure that their shares are represented at the May 22nd Annual Meeting.

If you have questions about how to vote your shares on the YELLOW proxy card,

please contact the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders Call Toll-Free: (888) 750-5834

Banks and Brokers Call Collect: (212) 750-5833

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Ferro Corporation common stock for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT

AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone – Please call toll-free in the U.S. or Canada at 1-866-593-3354, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1347. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet — Please access https://www.proxyvotenow.com/foe, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail — If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Ferro Corporation, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED  ▼

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☒	Please mark your vote as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSAL 6.

1.	ELECTION OF DIRECTORS

Nominees for terms expiring in 2016:

Nominees: (01) David A. Lorber (02) Jeffry N. Quinn (03) Ronald P. Vargo

☐	FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	FOR ALL EXCEPT
To withhold authority to vote for any individual nominee(s), mark the “For All Except” box above and write the number(s) of the nominee(s) as to whom you withhold authority in the space provided.

		FOR	AGAINST	ABSTAIN
2.	Approval of the 2013 Omnibus Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

4.	Approval of the executive compensation of the Company’s named executive officers.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

5.	Amendment of the Company’s Code of Regulations to opt out of the Ohio Control Share Acquisition Act.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

6.	If properly presented, a shareholder proposal.	☐	☐	☐

☐	Unless otherwise specified on the reverse side, this proxy authorizes the proxy holders to cumulate the votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders. To specify different directions with respect to cumulative voting, including withholding authority to cumulate votes with respect to one or more nominees, mark the adjacent box and write your instructions on the reverse side.

Date:	, 2013

Signature

Signature (if held jointly)

Title

NOTE: Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED  ▼

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FERRO CORPORATION

This proxy is solicited on behalf of the Board of Directors

for the Annual Meeting of Shareholders on May 22, 2013

The undersigned shareholder of Ferro Corporation hereby appoints Mark H. Duesenberg, Ann E. Killian, Jeffrey L. Rutherford and Peter T. Thomas, and each of them, the proxies of the undersigned, with full power of substitution to vote the shares of the undersigned at the 2013 Annual Meeting of Shareholders of the Corporation to be held at 9:00 a.m. (Eastern Time) at Posnick Center of Innovative Technology, 7500 East Pleasant Valley Road, Independence, Ohio, and any adjournment or postponement thereof upon the proposals on the reverse side and on such other matters as may properly come before the meeting. This proxy revokes all prior proxies given by the undersigned.

Please indicate how you wish your shares to be voted. The shares represented by this proxy will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise indicated, the proxy holders will vote FOR the election as Directors of the following nominees: David A. Lorber, Jeffry N. Quinn, and Ronald P. Vargo; and FOR Proposals 2, 3, 4 and 5 and AGAINST Proposal 6. This proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. Unless otherwise instructed, the proxy holders reserve the right to cumulate votes and cast votes in the election of Directors in favor of some or all of the nominees in their sole discretion. If voting for the election of directors is cumulative, the proxy holders will vote the shares represented by this proxy in such manner so as to elect as many of the nominees named above as possible. The shares represented by this proxy will not be cumulated with respect to any nominee for whom the authority to vote has been withheld.

Cumulative Voting Instructions (Mark the Corresponding Box on the Reverse Side)
(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE